UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 4, 2014

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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
Matador Resources Company (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 4, 2014. On the April 9, 2014 record date, there were 65,805,555 shares of the Company’s common stock outstanding with each such share being entitled to one vote per share of common stock.
A total of 56,514,119 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.

Proposal 1: Election of Directors
The shareholders elected Joseph Wm. Foran, David M. Laney and Reynald A. Baribault as Class III directors of the Company for a three-year term expiring at the Annual Meeting of Shareholders in 2017, and until the election and qualification of such directors’ respective successors or the earlier death, retirement, resignation or removal of such director.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Joseph Wm. Foran	46,785,686	354,365	9,374,068
David M. Laney	46,949,098	190,953	9,374,068
Reynald A. Baribault	47,092,699	47,352	9,374,068

Proposal 2: Advisory Vote on Executive Compensation
The shareholders approved the non-binding advisory resolution approving the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
46,482,716	571,558	85,777	9,374,068

Proposal 3: Proposal to Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2014
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

Votes For	Votes Against	Votes Abstained
56,466,369	28,536	19,214

Item 7.01	Regulation FD Disclosure.
Attached hereto as Exhibit 99.1 is a press release (the “Press Release”) issued by the Company on June 5, 2014, announcing the preliminary results of the Annual Meeting and providing an operational update. The Press Release is incorporated by reference into this Item 7.01, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 5, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: June 5, 2014	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 5, 2014.